UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2023

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Chairman of the Board and Lead Director

On May 4, 2023, at its scheduled meeting, the Board of Directors elected Karl G. Glassman to serve as Chairman of the Board and Robert E. Brunner to serve as Lead Director until the 2024 annual meeting of shareholders. As previously reported, Mr. Glassman retired as an executive officer of the Company on May 4, 2023.

Equity Grants to Chairman of the Board and Lead Director

Our standard Board equity compensation package consists of an annual grant of restricted stock or restricted stock units (“RSUs”) valued at $160,000 to non-management directors. At the meeting, the Board set the dollar amount of annual equity compensation to be granted to the Chairman ($150,000) and Lead Director ($30,000) in addition to the standard annual equity compensation package.

In connection with Mr. Glassman’s transition from an executive officer to a non-management director, on May 4, 2023, he received the standard annual equity grant of 4,656 shares of restricted stock, and an additional annual equity grant, for his service as Board Chairman, of 4,365 shares of restricted stock. Also, Mr. Brunner, for his service as Lead Director, received an annual equity grant of 873 RSUs. The number of shares of restricted stock and RSUs was determined by dividing the respective dollar amounts by $34.365 per share, which was the average closing price per share of the Company’s stock for the 10 trading days following the 2022 fourth quarter earnings release.

Each grant of restricted stock and RSUs will generally vest, subject to continued service by the director, the day before the 2024 annual meeting of shareholders. However, early vesting may occur in the event of death or disability of the director or if the director’s service is terminated due to a change in control of the Company. RSUs are settled in shares of common stock, on a one-to-one basis, and earn dividend equivalents at a 20% discount to the market price of Company stock on the dividend payment date. Directors may elect to defer settlement of the RSU award for 2 to 10 years after the grant date.

The grants of restricted stock to Mr. Glassman were made pursuant to the Company’s Form of Director Restricted Stock Agreement, which was filed August 7, 2008 as Exhibit 10.1 to the Company’s Form 10-Q, and is incorporated herein by reference. The grant of RSUs to Mr. Brunner was made pursuant to the Company’s Form of Director Restricted Stock Unit Award Agreement, which was filed February 24, 2012 as Exhibit 10.9.7 to the Company’s Form 10-K, and is incorporated herein by reference.

Cash Compensation to Mr. Glassman as Non-Management Director

As a non-management director, Mr. Glassman will also receive cash compensation at an annual rate of $100,000 (standard Board retainer paid quarterly beginning in July 2023).

Attached and incorporated herein by reference as Exhibit 10.3 is the updated Summary Sheet of Director Compensation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 4, 2023. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Matters voted upon were (i) the election of eleven directors; (ii) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iii) an advisory vote to approve named executive officer compensation as described in the Company’s Proxy Statement; and (iv) an advisory vote concerning the frequency of future advisory votes on named executive officer compensation. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set forth below.

1. Proposal One: Election of Directors. All eleven nominees for director listed in the Proxy Statement were elected to hold office until the 2024 Annual Meeting of Shareholders, or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Angela Barbee	97,626,631	1,342,417	162,364	18,085,473
Mark A. Blinn	97,481,358	1,485,205	164,849	18,085,473
Robert E. Brunner	94,992,386	3,979,002	160,024	18,085,473
Mary Campbell	95,268,520	3,561,184	301,708	18,085,473
J. Mitchell Dolloff	95,828,173	2,876,765	426,474	18,085,473
Manuel A. Fernandez	93,220,559	5,605,932	304,921	18,085,473
Karl G. Glassman	93,802,373	5,173,692	155,347	18,085,473
Joseph W. McClanathan	90,708,965	8,122,793	299,654	18,085,473
Srikanth Padmanabhan	95,415,447	3,550,650	165,315	18,085,473
Jai Shah	97,874,851	1,086,549	170,012	18,085,473
Phoebe A. Wood	92,146,272	6,579,240	405,900	18,085,473

2. Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
115,869,165	1,226,393	121,327	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation and Related Matters” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
93,988,745	4,408,084	734,583	18,085,473

4. Proposal Four: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The advisory vote concerning the frequency of future Say-on-Pay votes on named executive officer compensation consisted of the following:

Every 1 YEAR	Every 2 YEARS	Every 3 YEARS	ABSTAIN	BROKER NON-VOTE
94,048,053	425,908	2,582,129	2,075,322	18,085,473

In light of this vote, the Board determined to include a Say-on-Pay advisory vote in its proxy materials annually, until the next annual meeting at which an advisory vote on the frequency of Say-on-Pay votes is conducted.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1**	Form of Director Restricted Stock Agreement, filed August 7, 2008 as Exhibit 10.1 to the Company’s Form 10-Q, is incorporated herein by reference. (SEC File No. 001-07845)

10.2**	Form of Director Restricted Stock Unit Award Agreement, filed February 24, 2012 as Exhibit 10.9.7 to the Company’s Form 10-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.3*,**	Summary Sheet of Director Compensation

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith
**	Denotes management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 8, 2023	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary

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